UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 9, 2024

Acadia Realty Trust

(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 10580

(Address of principal executive offices) (Zip Code)

(914)288-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of class of registered securities	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 9, 2024, Acadia Realty Trust (the “Company”) and Acadia Realty Limited Partnership, the operating partnership of the Company (the “Operating Partnership”), entered into Amendment No. 1 (“Amendment No. 1”) to the ATM Equity Offering Sales Agreement (as amended, the “Sales Agreement”) dated March 1, 2022, with each of BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Jefferies LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as sales agents, principals and/or forward sellers (the “Sales Agents”), and Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Goldman Sachs & Co. LLC, Jefferies LLC, JPMorgan Chase Bank, National Association, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Securities, LLC, or one of their respective affiliates, as forward purchasers (the “Forward Purchasers”), to sell, from time to time, common shares of beneficial interest of the Company, par value $0.001 per share, having an aggregate sale price of up to $250,000,000 through an at-the-market equity offering program. As of the date of Amendment No. 1, common shares having an aggregate sale price of up to $222,300,000 remain available for issuance under the at-the-market equity offering program (the “ATM Shares”).

Amendment No. 1 was entered into in order to (i) reflect the filing by the Company of a new shelf registration statement on Form S-3ASR (File No. 333-275356) with the Securities and Exchange Commission (the “Commission”) on November 7, 2023 (the “2023 Shelf Registration Statement”), (ii) include TD Securities (USA) LLC as an additional Sales Agent and Forward Seller, and The Toronto Dominion-Bank as an additional Forward Purchaser, (iii) add Deloitte & Touche LLP as an independent registered public accounting firm for the Company, and (iv) modify certain defined terms in the Sales Agreement, as well as certain other administrative matters.

The ATM Shares will be issued pursuant to the Company’s 2023 Shelf Registration Statement, which became effective automatically upon filing with the Commission on November 7, 2023. The prospectus supplement reflecting Amendment No. 1 was filed with the Commission on January 9, 2024.

The foregoing description of Amendment No. 1 is a summary and is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the filing of the prospectus supplement, the Company’s counsel, Venable LLP delivered its legality opinion with respect to the ATM Shares, a copy of which is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Amendment No. 1, dated January 9, 2024, to the ATM Equity Offering Sales Agreement, dated March 1, 2022, among Acadia Realty Trust, Acadia Realty Limited Partnership and BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Jefferies LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as sales agents and forward sellers, and Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Goldman Sachs & Co. LLC, Jefferies LLC, JPMorgan Chase Bank, National Association, The Toronto Dominion-Bank, Truist Bank and Wells Fargo Securities, LLC, or one of their respective affiliates, as forward purchasers

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
Dated: January 9, 2024

	By:	/s/ John Gottfried
	Name:	John Gottfried
	Title:	Executive Vice President and Chief Financial Officer